UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

Commission File Number: 1-40392

DT Midstream, Inc.

(Exact name of registrant as specified in its charter)

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant’s address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2021, DT Midstream, Inc. (“DT Midstream”), a wholly owned subsidiary of DTE Energy Company (“DTE Energy”), filed a certificate of amendment to the Certificate of Incorporation of DT Midstream (the “Charter Amendment”) with the Secretary of State of the State of Delaware, which became effective as of such date. The Charter Amendment increased the number of authorized shares of common stock of DT Midstream (“DT Midstream Common Stock”) from 1,000 shares of common stock to 550,000,000 shares of common stock in order to provide a sufficient capitalization of DT Midstream to enable DTE Energy to complete the distribution of DT Midstream Common Stock in connection with DT Midstream’s spin-off from DTE Energy.

Item 7.01.	Regulation FD Disclosure.

DT Midstream previously filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form 10, initially publicly filed on May 7, 2021 (as amended, the “Registration Statement”), relating to the distribution by DTE Energy of all of the outstanding shares of DT Midstream Common Stock, to DTE Energy’s shareholders (the “Distribution”). The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding DT Midstream’s business and management. On June 4, 2021, the Commission declared the Registration Statement effective.

The final information statement, dated June 4, 2021, is furnished as Exhibit 99.1 to this Current Report on Form 8-K. DTE Energy has made the information statement publicly available on June 4, 2021, and expects to begin mailing to its shareholders an Important Notice Regarding the Availability of Materials as soon as reasonably practicable, the form of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

As further described in the final information statement, DTE Energy expects to distribute one share of DT Midstream Common Stock for every two shares of DTE Energy common stock, without par value, held as of 5:00 p.m., Eastern Time, on June 18, 2021, the record date for the Distribution. Subject to the satisfaction or waiver of the conditions for the Distribution, which are described in the final information statement, the Distribution is expected to occur at 12:01 a.m., Eastern Time, on July 1, 2021.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

3.1	Certificate of Amendment of Certificate of Incorporation of DT Midstream, Inc., effective June 4, 2021

99.1	Information Statement of DT Midstream, Inc., dated June 4, 2021

99.2	Form of Important Notice Regarding the Availability of Materials

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021

DT MIDSTREAM, INC. (Registrant)

by	/s/ Jeffrey Jewell
	Name:	Jeffrey Jewell
	Title:	Chief Financial Officer